UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2019

SEACOR Marine Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 Wickchester Lane, Suite 500, Houston, TX		77079
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (346) 980-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SMHI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 12, 2019 (the “Separation Date”), Robert Clemons resigned from his position as Executive Vice President and Chief Operating Officer of SEACOR Marine Holdings Inc., (the “Company”), effective as of the Separation Date. There were no disagreements between Mr. Clemons and the Company.

Mr. Clemons entered into a Separation and Consulting Agreement with the Company on July 12, 2019 (the “Separation Agreement”) to specify the terms of his separation from the Company. Contingent upon Mr. Clemons’ execution and delivery of an effective general release of claims (the “Release”), the Separation Agreement provides that the Company will reimburse Mr. Clemons for the employer-portion of COBRA premiums for a period of up to 12 months following the Separation Date. In addition, Mr. Clemons’ unvested stock options to acquire 100,000 shares of the Company’s common stock will vest and become exercisable (including previously approved awards of stock options to acquire 12,500 shares of the Company’s common stock which will be priced as of the Separation Date) and, contingent on his delivery of the Release, such options will remain exercisable through the expiration of the full original term of those stock options, as applicable. Mr. Clemons’ 46,020 restricted shares of the Company’s common stock will also vest.

In addition, Mr. Clemons has agreed to serve as a consultant to the Company on an as-needed basis regarding the Company’s business and operations, and the transition of his responsibilities as Executive Vice President and Chief Operating Officer, beginning on July 13, 2019 and continuing for a period of up to six months. For these services, Mr. Clemons will receive a consulting fee of $24,166.67 per month.

The foregoing description is qualified by reference to the full text of the Separation Agreement which will be filed as an exhibit in the Company’s next Quarterly Report on Form 10-Q.

A copy of the Company’s press release regarding Mr. Clemons’ departure is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of SEACOR Marine Holdings Inc., dated July 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

July 12, 2019	By:	/s/ Andrew H. Everett II
	Name:	Andrew H. Everett II
	Title:	Senior Vice President, General Counsel and Secretary